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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                   SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|X|  Soliciting Material Pursuant toss.240.14a-12


                           EUROPA CRUISES CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 JAMES C. ILLIUS
                                  JOHN R. DUBER
                                PAUL J. DEMATTIA
                                 ROGER A. SMITH
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:



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                 The Committee of Concerned Europa Stockholders
                              Cordially Invites You

                          to an Open Meeting to Discuss


                  OUR VISION FOR A DELUXE CASINO ENTERTAINMENT
                             COMPLEX IN DIAMONDHEAD



                                    Featuring

                                  JAMES ILLIUS
         Current Europa Director, Largest Individual Common Stockholder

                                 JAMES RAFFERTY
       Proposed Europa Director, Experienced Casino Developer and Manager



    We look forward to an open discussion on the exciting prospect of building a deluxe casino entertainment complex in Hancock County. Mr. Rafferty will be sharing his ideas for Europa's Diamondhead property and his experience in building casinos in environmentally sensitive areas.


         Europa Stockholders, Concerned Citizens and All Others Welcome

                                Wednesday, May 1
                                       7pm
                               Diamondhead Ramada
                               103 Live Oak Drive
                                (I-10 at Exit 16)
                              Diamondhead, MS 39535
                               Tel: (228) 255-1300


      This advertisement has been placed in connection with the Committee's preliminary consent solicitation that is currently being reviewed by the
        Securities and Exchange Commission. The filings contain important information concerning the interests of participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at WWW.SEC.GOV.

                           Questions? Please contact:
     John R. Duber, Current Director and Committee Member at (440) 331-0194 James C. Illius, Current Director and Committee Member at (440) 331-1259

 Other Committee members presently include Roger A. Smith and Paul J. DeMattia.